UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2006

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On July 10, 2006, Red Robin International, Inc. (“RRI”), a wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. entered into a Management Services Agreement (the “Management Agreement”) with South Sound Red Robin, Inc. and Northwest Robins, LLC (collectively the “Sellers”) by which RRI has assumed the management of two franchised Red Robin restaurants in Washington state. The two restaurants are among thirteen restaurants that RRI agreed to acquire on the terms of the Asset Purchase Agreement entered into on July 1, 2006. RRI closed the acquisition of eleven of the restaurants on July 10, 2006 and expects to close on the acquisition of the remaining two restaurants assuming finalization of acceptable lease terms with the landlords of each of those properties, at which time the Management Agreement will terminate.

The Management Agreement provides that RRI will operate the restaurants as an agent of the Sellers and will perform on the Sellers’ behalf its obligations under existing contracts for the operation of the restaurants. RRI will receive all revenue earned at the restaurants and will pay all expenses associated with the operation of the restaurants.

Under the terms of the Asset Purchase Agreement dated July 1, 2006, RRI will make a monthly payment to the Sellers of approximately $40,000 for each month the Management Agreement is in effect.

ITEM 7.01               Regulation FD Disclosure

On July 11, 2006, Red Robin Gourmet Burgers, Inc. (the “Company”) issued a press release announcing the consummation of its previously announced acquisition of eleven franchised restaurants in Washington, and updating its full year 2006 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01               Financial Statements And Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release dated July 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2006

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Annita Menogan
Name:	Annita Menogan
Title:	Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release dated July 11, 2006.